EXHIBIT 10(53)



                   EXECUTIVE DEFERRED COMPENSATION PLAN (EDCP)
                        EXECUTIVE PARTICIPATION AGREEMENT

Agreement made this                            day of                          ,
                    --------------------------        -------------------------
19     , between                                 (Participant) and Harrah's
   ----          -------------------------------
Entertainment, Inc. (the Company) relating to the Company's Executive Deferred Compensation Plan (the Plan), as it may be amended from time to time, for the plan year beginning on January 1 and ending December 31 following the date designated above (the Year of Deferral). This agreement relates to deferral of compensation payable by the Company or its direct or indirect subsidiaries for the Year of Deferral.

1.   Deferral Elections

     A.   Salary Deferral (maximum 25%; minimum 4%)

          I hereby elect to defer       % of my base salary payable to me
                                 ------
          commencing January 1 of the Year of Deferral and ending December 31 of the Year of Deferral.

     B.   Annual Bonus Deferral (maximum 50% of bonus)

          I hereby elect to defer        % of my annual bonus payable to me in
                                 -------
          the Year of Deferral.

2.   Method of Deferral for Salary
     (Deferrals for bonus will be withheld directly from the bonus cash payment.)

     I hereby elect to make my salary deferral for the coming Year of Deferral as follows (select one):

     A.          Entire salary deferral for the year will come out of salary
          ------
          pro-rata during the Year of Deferral.

     B.          Entire salary deferral for the year will come out as 100% of
          ------
          first available pay during the Year of Deferral and then from any annual bonus payable in that same year if necessary and available. If a salary increase occurs during the Year of Deferral, the indicated deferral percentage will also be deducted pro-rata during the balance of the year from the salary increase.

     C.          Entire salary deferral for the year will come out of annual
          ------
          bonus payable in the Year of Deferral, if available, and if my available bonus is insufficient to cover the deferral, the balance will come pro-rata out of paychecks received after the bonus payment date during that same year.

3.   Method of Benefit Payment

     I hereby elect to receive benefits from this election in the following form (select A or B):

     A.         I elect to receive benefits at the time I leave employment with
          -----
          the Company or its subsidiaries. The benefits should be paid in the following form (must total 100%):

                % Indicate percent of account balance desired in lump sum
          ------
          (payable within 60 days after termination).

                % Indicate percent of account balance to be paid in monthly
          ------
          payments over       years (maximum 15 years).
                        -----

     B.         I elect to receive 50% of the deferral amount during each of the
          -----
          8th, 9th, 10th, and 11th years following the year of this election. I realize that if I terminate prior to or during the 8th through 11th years, my entire account balance will be paid to me according to the method chosen below for payment of the balance of my account when I leave employment. The balance of any benefit to be payable in the following form when I leave employment (must total 100%):

                % Indicate percent of account balance desired in lump sum
          ------
          (payable within 60 days after termination).

                % Indicate percent of account balance to be paid in monthly
          ------
          payments over         years (maximum 15 years).
                        -------

I understand that leaving employment means discontinuation or removal from the employee payroll of the Company or its subsidiaries unless otherwise agreed by the Company.

Upon death, my beneficiary will receive payment according to plan rules. Deferrals as elected may not be permitted if this signed agreement is not received by the Company on or before December 31 of the year prior to the Year of Deferral or such other date as may be designated by the Company.

I understand that, subject to the provisions of the Plan, my elections under this agreement are irrevocable by me. For this election and all previous elections and subject to any agreements applicable to me, I agree to be bound by the terms of the Plan, as they may be amended from time to time, which are incorporated herein by reference. This agreement and all previous EDCP election agreements shall be governed by Tennessee law and by federal law as applicable.

Employee

Your Signature
               ------------------------------

Printed Name
             --------------------------------

Address
        -------------------------------------


---------------------------------------------


---------------------------------------------

Social Security Number
                       ----------------------


Harrah's Entertainment, Inc.

By
   ------------------------------------------

Title
      ---------------------------------------


Election Not To Participate

I do not wish to defer any base salary payable to me with respect to the Year of Deferral.

Date
     ----------------------------------------

Employee's Signature
                     ------------------------

                   EXECUTIVE DEFERRED COMPENSATION PLAN (EDCP)
                        DIRECTOR PARTICIPATION AGREEMENT

                         FOR JANUARY 1 - APRIL 30, 1996

Agreement made this                            day of                          ,
                    --------------------------        -------------------------
19     , between                                 (Participant) and Harrah's
   ----          -------------------------------
Entertainment, Inc. (the Company) relating to the Company's Executive Deferred Compensation Plan (the Plan), as it may be amended from time to time for part of the plan year of 1996 (the Year of Deferral) beginning on January 1 and ending April 30 following the date of this agreement.

1.   Deferral Election

     Fee Deferral (maximum 100%; minimum 15%)

     I hereby elect to defer        % of any fees paid to me for my Board
                             -------
     service commencing January 1 of the Year of Deferral and ending April 30 of the Year of Deferral.

2.   Form of Benefit Payment

     I hereby elect to receive benefits from this election in the following form (select A or B):

     A.         I elect to receive benefits at the time I leave my directorship
          -----
          with the Company. The benefits should be paid in the following form:

                Lump sum (payable within 60 days after directorship
          -----
          termination).

                Equal monthly payments over      years (maximum 15 years).
          -----                             ----

     B.         I elect to receive 50% of the deferral amount during the 8th,
          -----
          9th, 10th, and 11th years following the year of this election. If I terminate as a director prior to or during the 8th through 11th years, my entire account will be paid out according to the method chosen below for payment of the balance of my account when I leave my directorship. The balance of any benefit to be payable in the following form when I leave my directorship:

                Lump sum (payable within 60 days after directorship
          -----
                termination).

                Equal monthly payments over      years (maximum 15 years).
          -----                             ----

Deferrals as elected may not be permitted if this signed agreement is not received by the Company prior to the commencement of the Year of Deferral or on or before a designated date prior to the Year of Deferral.

I understand that, subject to the provisions of the Plan, my elections under this agreement are irrevocable by me. For this election and all previous elections, I agree to be bound by the terms of the Plan, as amended from time to time, which are incorporated herein by reference. This agreement and all previous EDCP election agreements shall be governed by Tennessee law and by federal law as applicable.

Director

Your Signature
               ------------------------------

Printed Name
             --------------------------------

Address
        -------------------------------------


---------------------------------------------


---------------------------------------------

Social Security Number
                       ----------------------


Harrah's Entertainment, Inc.

By
   ------------------------------------------

Title
      ---------------------------------------


I do not wish to defer fees payable with respect to 1996.

Date
     ----------------------------------------

Participant's Signature
                        ---------------------